                                                                 Exhibit e(2)(d)
                                 AMENDMENT NO. 3
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                                AIM EQUITY FUNDS
                                (CLASS B SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

      The Master Distribution Agreement (the Agreement"), dated December 31, 2000, by and between AIM Equity Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

     Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM EQUITY FUNDS


CLASS B SHARES

      AIM Aggressive Growth Fund
      AIM Basic Value II Fund
      AIM Blue Chip Fund
      AIM Capital Development Fund
      AIM Charter Fund
      AIM Constellation Fund
      AIM Core Strategies Fund
      AIM Dent Demographic Trends Fund
      AIM Diversified Dividend Fund
      AIM Emerging Growth Fund
      AIM Large Cap Basic Value Fund
      AIM Large Cap Growth Fund
      AIM Mid Cap Growth Fund
      AIM U.S. Growth Fund
      AIM Weingarten Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  May 2, 2003
                                              AIM EQUITY FUNDS


Attest:  /s/ Illegible                        By:    /s/ Robert H. Graham
         -------------------------                   -------------------------
         Assistant Secretary                         President

                                              A I M DISTRIBUTORS, INC.


Attest:  /s/ Illegible                        By:    /s/ Illegible
         -------------------------                   -------------------------
         Assistant Secretary                         President